Exhibit 99.1

2025 authorized, approved and confirmed in all respects and Cohen Circle be authorized to enter into the Plan of Merger ; (c) that upon the Effective Date (as defined in the Plan of Merger) : (i) the amending and restating of the memorandum and articles of Surviving Company (as defined in the Plan of Merger) in the form attached to the Plan of Merger is approved in all respects, (ii) the name of the Surviving Company be changed to “Kyivstar Cayman Corp . ” and (iii) each of the authorized shares in the capital of the Surviving Company be re - designated as ordinary shares such that the share capital of the Surviving Company is $ 55 , 500 divided into 555 , 000 , 000 ordinary shares of a nominal or par value of $ 0 . 0001 each ; Proposal No . 3 — The “ Adjournment Proposal ” — to consider and vote upon a proposal (the “Adjournment Proposal”) to approve, by ordinary resolution, to adjourn the Cohen Circle EGM to a later date or dates, (i) to the extent necessary to ensure any required supplement or amendment to this proxy statement/prospectus is provided to Cohen Circle shareholders, (ii) in order to solicit additional proxies from Cohen Circle shareholders in favor of the approval of one or more of the Proposals at the Cohen Circle EGM, or (iii) if the Cohen Circle Board determines that one or more of the closing conditions under the Business Combination Agreement would not be satisfied or waived prior to the Closing Date, be hereby approved, ratified and confirmed in all respects . Proposal No . 1 — The “ Business Combination Proposal ” — to consider and vote upon a proposal (the “Business Combination Proposal”) to approve and authorize, by ordinary resolution, the Business Combination Agreement, dated as of March 18 , 2025 (as may be amended fro m time to time, the “Business Combination Agreement”), by and among (1) Kyivstar Group Ltd . , an exempted company limited by shares, incorporated and existing under the law s of Bermuda with registration number 202504557 , with it s registered office at Victoria Place, 31 Victoria Street, Hamilton, HM 10 , Bermuda, and it s principal business address at Index Tower (East Tower), Unit 1703 , Dubai (DIFC) , United Arab Emirates (“Kyivsta r Group Ltd . ”), (2) Cohen Circl e Acquisition Corp . I (“Cohen Circle ” or “SPAC”), (3) VEON Amsterdam B . V . , a private company with limited liability ( besloten vennootschap met beperkte aansprakelijkheid ) incorporated under Dutch la w and registered with the Dutch Chamber of Commerce ( Kamer van Koophandel ) under number 34378904 (the “Seller”) , (4) VEON Holdings B . V . , a private company with limited liabilit y ( besloten vennootschap met beperkte aansprakelijkheid ) incorporated under Dutch la w and registered with the Dutch Chamber of Commerce ( Kamer van Koophandel ) under number 34345993 (“VEO N Holdings,” and together with al l of it s direct and indirect Ukrainian Subsidiaries, the “Group Companies”), and (5) Varna Merger Sub Corp . , an exempted company incorporated with limited liability in the Cayman Islands with registration number 419635 (“Merger Sub,” and, together with VEON Holdings and Kyivstar Group Ltd . , the “Business Combination Group” and separately, a “Business Combination Group Company”) and the transactions contemplated by the Business Combination Agreement . Proposal No . 2 — The “ Merger Proposal ” — to consider and vote upon a proposal (the “Merger Proposal”) to approve, by special resolution, to authorize Cohen Circle to merge with Merger Sub so that Merger Sub will merge with and into Cohen Circle and Cohen Circle will be the surviving company and all the undertaking, property and liabilities of the Merger Sub vest in Cohen Circle by virtue of such merger pursuant to the Companies Act (As Revised) ; (b) the Plan of Merger substantially in the form annexed to this Proxy Statement as Annex F be and is hereby COHEN CIRCLE ACQUISITION CORP. I FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature Signature, if held jointly Date 2025. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Please mark like this X your votes 198623 Cohen Circle Acq Corp I BC Proxy Card - Front CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on XXXXX XX, 2025 . YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK YYY EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

2025 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COHEN CIRCLE ACQUISITION CORP. I The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated XXXXX XX, 2025 , in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Cohen Circle Acquisition Corp . I to be held at XXXXXXXXXXXX on XXXXX XX, 2025 , via a virtual meeting at https : //www . cstproxy . com/<url> , and hereby appoints XXXXXXXXXXX and XXXXXXXXXX , and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present . Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus . THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 , 2 AND 3 . PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” 1 , 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF . THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU . (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the XXXXXXXXXXXXXXXXXXXX of Stockholders of XXXXXXXXXXXX to be held on XXXXX XX, 2025 To view the 2024 Proxy Statement and to Attend the special meeting, please go to: https://www.cstproxy.com/<url> 198623 Cohen Circle Acq Corp I BC Proxy Card - Back